UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2024

HALLMARK VENTURE GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-56477

FLORIDA	34-2001531
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

626 Wilshire Blvd., Suite 410, Los Angeles, California	90017
(Address of principal executive offices)	(Zip Code)

877-646-4833

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	HLLK	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On January 11, 2024, Hallmark Venture Group, Inc. (referred to herein as the “Company,” “we,” “us,” and “our”) has entered into a Change of Control Agreement (the “CoC Agreement”) by and between John D. Murphy, Jr., the Company’s Director and CEO and JMJ Associates, LLC , an entity controlled by John D. Murphy, Jr. (“Murphy”), and Paul Strickland, the Company’s Director and Secretary, and Selkirk Global Holdings, LLC, and Beartooth Asset Holdings, LLC, both entities controlled by Paul Stirckland (“Strickland”), and Steven Arenal and Aurum International Ltd., an entity controlled by Steven Arenal (“Aurum”) and, pursuant to which Murphy, Strickland, and their respective control entities will assign the Series A preferred shares controlled by each to Aurum. Strickland will transfer 98,259,679 in restricted common shares to Aurum. In exchange, Murphy and Strickland will each retain 5% equity in the Company, post-restructuring, and those shares will have an 18 month anti dilution provision as described in the Anti Dilution Agreement executed between the Parties. Murphy and Strickland will also cancel debts owed to each by the Company. Strickland will cancel $83,342.25 in debts. Murphy will cancel $74,501.00 in debts. Murphy will receive $70,000 from Aurum in exchange for partial debt cancellation. Aurum will receive a $77,000 10% convertible promissory note in exchange for partially paying the Company’s debt owed to Murphy. The Consideration outlined herein is subject to the provisions of the Escrow Agreement between the Parties. The Company has officially moved its place of business to 626 Wilshire Blvd., Suite 410, Los Angeles, California 90017.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AND OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT;

The information included in Item 1.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 2.03 of this Current Report on Form 8-K

Item 5.01, Changes in Control of Registrant;

Pursuant to the Change of Control Agreement signed by and between the parties described in Item 1.01 above, the Series A preferred shares that represent 95% of the controlling vote of the Company have been pledged to Aurum subject to the Closing of the Change of Control Agreement.

Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

On January 11, 2024, John D. Murphy, Jr. resigned as Director and Officer of the Company and all other positions he may hold with the Company.

On January 11, 2024, Paul Strickland resigned as Director and Officer of the Company and all other positions he may hold with the Company.

On January 11, 2024, Steven Arenal was elected as Director of the Company and appointed Chief Executive Officer, President, and Secretary of the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT INDEX

Exhibit Number	Description
10.01	Change of Control Agreement
10.02	Form of $77,000, 0% convertible exchange note to Aurum dated January 11, 2024
10.03	Form of Anti Dilution Agreement
10.04	Form of Debt Cancellation Agreement
10.05	Form of Escrow Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2024

Hallmark Venture Group, Inc.

By:	/s/ Steven Arenal
Name:	Steven Arenal
Title:	President and Chief Executive Officer

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